SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                     ---------------------------------------

                                   FORM 8-K/A


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                        Date of Report: March 23, 2000
                                        --------------

                         MARKETING SERVICES GROUP, INC.
                         ------------------------------
               (Exact name of Registrant as specified in charter)


         Nevada                     0-16730               88-0085608
         ------                     -------               ----------
     (State or other              (Commission          (I.R.S. Employer
     jurisdiction of               File No.)          Identification No.)
     incorporation)



                               333 Seventh Avenue
                            New York, New York 10001
                            ------------------------
                    (Address of Principal Executive Offices)


                                  917/339/7100
                                  ------------
              (Registrant's telephone number, including area code)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
---------------------------------------------------------------------------

(a)   Exhibits:

          3.1   Amended and Restated Articles of Incorporation (a)
          3.2   Certificate of Amendment to the Amended and Restated Articles
                of Incorporation of the Company (a)
          3.3 Certificate of Amendment to the Articles of Incorporation for change of name to All-Comm Media Corporation (b)
          3.4 Certificate of Amendment of Articles of Incorporation for increase in number of authorized shares to 36,300,000 total(c)
          3.5 Certificate of Amendment of Articles of Incorporation for change of name to Marketing Services Group, Inc. (d)
          3.6 Certificate of Amendment of Articles of Incorporation for increase in number of authorized shares to 75,150,000 total(e)
          3.7   The  Amended  Certificate  of  Designation,   Preferences  and
                Relative,  Participating and Optional and Other Special Rights
                of  Preferred  Stock  and   Qualifications,   Limitations  and
                Restrictions Thereof for the Series D Convertible Preferred Stock (f)
          3.8 Certificate of Designation, Preferences, and Rights of Series E Convertible Preferred Stock of Marketing Services Group, Inc.(g)
          3.9 Certificate of Amendment to Certificate of Designation, Preferences, and Rights of Series E Convertible Preferred Stock of Marketing Services Group, Inc.
          4.1 Warrant Agreement between Marketing Services Group, Inc. and Marshall Capital Management, Inc. (g)
          4.2 Warrant Agreement between Marketing Service Group, Inc. and RCG International Investors, LDC (g)
          4.3 Registration Rights Agreement, dated as of February 18, 2000, by and among the Company, RGC International Investors, LDC and Marshall Capital Management, Inc. (g)
         10.1 Securities Purchase Agreement dated as of February 18, 2000, by and among the Company, RGC International Investors, LDC and Marshall Capital Management, Inc. (g)
         20.1   Press Release dated February 25, 2000 (g)


(a) Incorporated by reference from the Company's Registration Statement on Form S-4, Registration Statement No. 33-45192

(b) Incorporated by reference to the Company's Report on Form 10-K for the fiscal year ended June 30, 1995

(c) Incorporated by reference to the Company's Report on Form 10-K dated June 30, 1996

(d) Incorporated by reference to the Company's Report on Form 10-KSB for the fiscal year ended June 30, 1997

(e) Incorporated by reference to the Company's Report on Form 10-KSB for the fiscal year ended June 30, 1998

(f) Incorporated by reference to the Company's Report on Form 8-K dated January 13, 1996

(g)  Previously filed hereunder.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 MARKETING SERVICES GROUP, INC.

Date: March 23, 2000             By: /s/ Cindy H. Hill
      --------------                 --------------------------
                                 Title: Chief Accounting Officer